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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported):  December 31, 1999



                                PEOPLESOFT, INC.
               (Exact Name of Registrant as Specified in Charter)



           Delaware                         0-20710                      68-0137069
 (State or Other Jurisdiction          (Commission File               (I.R.S. Employer
      of Incorporation )                    Number)                Identification Number)

                               4460 HACIENDA DRIVE
                              PLEASANTON, CA 94588
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:       (925) 694-3000


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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

On December 31, 1999 PeopleSoft, Inc., a Delaware corporation (the "Registrant"), acquired all of the outstanding capital stock of The Vantive Corporation, a Delaware corporation ("Vantive"), in exchange for approximately 23,283,200 shares of the Registrant's common stock and the assumption of Vantive's outstanding stock options by the Registrant (the "Acquisition"). Vantive stockholders will receive the Registrant's common stock at an exchange ratio of 0.825ths of a share of the Registrant's common stock for each share of Vantive common stock. The Acquisition was effected by means of a merger pursuant to which a wholly-owned subsidiary of the Registrant merged with and into Vantive, with Vantive as the surviving company. Promptly thereafter, the Registrant merged Vantive into itself and the separate corporate existence of Vantive ceased. The Acquisition is expected to be accounted for as a "pooling-of-interests." The consideration paid by the Registrant for Vantive's outstanding capital stock was negotiated at arm's length between the parties on the basis of the Registrant's assessment of the value of Vantive and its capital stock, following an investigation of, and discussions with Vantive and its representatives concerning Vantive and its business and prospects. Marie Alexander, Guy DuBois and Eric Miles, each a former executive officer of Vantive, have entered into employment and related agreements with the Registrant. To the Registrant's knowledge, there is no other material relationship between any of the former stockholders of Vantive and the Registrant or any of its affiliates, any director or officer of the Registrant, or any associate of any such director or officer.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(a)     FINANCIAL STATEMENTS OF THE BUSINESS ACQUIRED

        The required audited consolidated financial statements of Vantive for the fiscal years ended December 31, 1998, 1997 and 1996 are incorporated herein by reference to Vantive's Annual Report on Form 10-K for the year ended December 31, 1998, filed March 31, 1999. The required unaudited consolidated interim financial statements with respect to Vantive for the nine months ended September 30, 1999 are incorporated herein by reference to Vantive's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999, filed November 12, 1999.


(b)     PRO FORMA FINANCIAL INFORMATION

        The required pro forma financial statements with respect to Vantive and the Registrant for the fiscal years ended December 31, 1998, 1997 and 1996 and the nine months ended September 30, 1999 are incorporated herein by reference to the Registrant's Registration Statement on Form S-4 (No. 333-91111) filed with the Securities and Exchange Commission on November 17, 1999.

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(c)     EXHIBITS

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
Exhibit No.                         Description
-----------                         -----------
2.1 Agreement and Plan of Merger dated as of October 11, 1999 among the Registrant, Vickers Acquisition, Inc. and Vantive (incorporated by reference to Exhibit 2.1 filed with the Registrant's Form S-4 filed with the Securities and Exchange Commission on November 17, 1999).

23.1              Consent of Arthur Andersen LLP, independent accountants.

99.1 Vantive's financial statements contained in Vantive's Annual Report on Form 10-K for the Year ended December 31, 1998 (incorporated by reference to The Vantive Corporation's Annual Report on Form 10-K for the Year ended December 31, 1998 filed March 31, 1999).

99.2 Vantive's financial statements contained in Vantive's Quarterly Report on Form 10-Q for the Quarter ended September 30,1999 (incorporated by reference to The Vantive Corporation's Quarterly Report on Form 10-Q for the Quarter ended September 30,1999 filed November 12, 1999).

99.3 The pro forma financial statements contained in the Registrant's Registration Statement on Form S-4 (No. 333-91111) filed with the Securities and Exchange Commission on November 17, 1999.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of December 31, 1999.

                                       PEOPLESOFT, INC.


                                       By:    /s/ Stephen F. Hill
                                          --------------------------------------
                                            Stephen F. Hill
                                            Acting Chief Financial Officer

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                                  EXHIBIT INDEX

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
                                                                                   SEQUENTIALLY
EXHIBIT                                                                              NUMBERED
NO.               DOCUMENT                                                             PAGE
-------------     ------------------------------------------------------------    --------------
Exhibit 2.1       Agreement and Plan of Merger dated as of October 11, 1999
                  among the Registrant, Vickers Acquisition, Inc. and Vantive
                  (incorporated by reference to Exhibit 2.1 filed with the
                  Registrant's Form S-4 filed with the Securities and Exchange
                  Commission on November 17, 1999).

Exhibit 23.1      Consent of Arthur Andersen LLP, independent accountants.

Exhibit 99.1      Vantive's financial statements contained in Vantive's
                  Annual Report on Form 10-K for the Year ended December 31, 1998 (incorporated by reference to The Vantive Corporation's Annual Report on Form 10-K for the Year ended December 31, 1998 filed March 31, 1999).

Exhibit 99.2 Vantive's financial statements contained in Vantive's Quarterly Report on Form 10-Q for the Quarter ended September 30,1999 (incorporated by reference to The Vantive Corporation's Quarterly Report on Form 10-Q for the Quarter ended September 30,1999 filed November 12, 1999).

Exhibit 99.3 The pro forma financial statements contained in the Registrant's Registration Statement on Form S-4 (No. 333-91111) filed with the Securities and Exchange Commission on November 17, 1999.
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